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                                                                    Exhibit 99.2



      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Olin Corporation (the "Company") on Form 10-K/A for the period ended December 31, 2001 as filed with the Securities and Exchange Commission (the "Report"), I, Anthony W. Ruggiero, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Anthony W. Ruggiero
-----------------------
Signature
Anthony W. Ruggiero
Executive Vice President and Chief Financial Officer

Dated:  August 13, 2002